ALPS Series Trust

Clarkston Select Fund

(the “Fund”)

Supplement dated January 18, 2019

to the

Prospectus and Statement of Additional Information dated January 29, 2018, as supplemented

Notice to Close the Clarkston Select Fund

Effective January 28, 2019, the Fund is closed to investment by new and existing shareholders. However, the ability to redeem Fund shares remains unchanged.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE